SECURITIES  AND  EXCHANGE  COMMISSION

                      WASHINGTON,  D.  C.  20549



                              FORM  8-K



                           CURRENT  REPORT



            PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                  SECURITIES  EXCHANGE  ACT  OF  1934


                 DATE  OF  REPORT:  JANUARY  26,  2000
                 (Date  of  earliest  event  reported)


                    INCYTE  PHARMACEUTICALS,  INC.
                  (Exact  name  of  registrant  as
                    specified  in  its  charter)


           DELAWARE                  0-27488            94-3136539
  (State  or  other  jurisdiction   (Commission        (IRS  Employer
   of  incorporation)             File  Number)         Identification  No.)


         3174  PORTER  DRIVE,  PALO  ALTO,  CALIFORNIA         94304
       (Address  of  principal  executive  offices)       (Zip  Code)


    Registrant's  telephone  number,  including  area  code:  (650)  855-0555

Item  5.     Other  Events.
             -------------

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Incyte Pharmaceuticals, Inc. (the "Company") for the quarter and year ended December 31, 1999.

     Attached hereto as Exhibit 99.2 and incorporated by reference herein is the press release dated January 26, 2000 announcing a proposed private offering of convertible subordinated notes by the Company.

Item  7.  Financial  Statements  and  Exhibits.
          ------------------------------------

     (c)     Exhibits

     99.1     Press  release  dated  January  26,  2000.
     99.2     Press  release  dated  January  26,  2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  January  31,  2000


INCYTE  PHARMACEUTICALS,  INC.



By     /s/  John  M.  Vuko
       -------------------
Name:     John  M.  Vuko

Title:     Executive  Vice  President  and
     Chief  Financial  Officer